Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
October 31, 1999



Expected B Maturity 9/15/03


Blended Coupon 5.3584%


Excess Protection Level
3 Month Average   6.23%
October, 1999   6.58%
September, 1999   6.04%
August, 1999   6.05%


Cash Yield18.61%


Investor Charge Offs 4.68%


Base Rate 7.35%


Over 30 Day Delinquency 5.07%


Seller's Interest 9.14%


Total Payment Rate14.64%


Total Principal Balance$47,636,626,081.62


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,354,806,563.13